Exhibit 99.1

TOYOTA FINANCIAL SERVICES 1 Presentation Materials for Investors May 2025

TOYOTA FINANCIAL SERVICES 2 Disclaimer • This presentation includes certain “forward - looking statements” within the meaning of The U.S. Private Securities Litigation Ref orm Act of 1995. • These statements are based on current expectations and currently available information. • Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, in cluding the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation. • We do not undertake to update the forward - looking statements to reflect actual results or changes in the factors affecting the f orward - looking statements. • This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sa le of securities will be made only by means of a prospectus and related documentation. • Investors and others should note that we announce material financial information using the investor relations section of our cor porate website ( http://www.toyotafinancial.com ) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on our website or social media is of a material nature, some information could be material. Ther efo re, we encourage investors, the media, and others interested in our company to review the information we post on the investor relati ons section of our website and on our social media. We may update our social media channels from time to time on the investor relat ions section of our corporate website.

Disclaimer

- This presentation includes certain "forward-looking statements" within the meaning of The U.S. Private Securities Litigation Reform Act of 1995.
- These statements are based on current expectations and currently available information.
- Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation ("TMCC").
- We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.
- This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solicitation of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation.
- Investors and prospective investors in securities of TMCC are required to make their own independent investigation and appraisal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of TMCC. Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice.
- This presentation and its contents are directed only at and may only be communicated to (a) persons in member states of the European Economic Area who are "qualified investors" within the meaning of Article 2 of the Prospectus Regulation (EU) 2017/1129 and (b) persons in the United Kingdom who are "qualified investors" within the meaning of Article 2 of the Prospectus Regulation (EU) 2017/1129 as it forms part of United Kingdom domestic law by virtue of the European Union (Withdrawal) Act 2018, as amended ("EUWA") who are (i) persons who have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the "Order"), or (ii) high net worth entities and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order, or (iii) other persons to whom it may otherwise lawfully be communicated (all such persons in (a) through (b) are collectively referred to as "Relevant Persons"); and in all cases are capable of being categorized as (i) in the European Economic Area, an eligible counterparty or a professional client, each as defined in Directive 2014/65/EU (as amended) or (ii) in the United Kingdom, an eligible counterparty (as defined in the FCA Handbook Conduct of Business Sourcebook) or a professional client (as defined in Regulation (EU) No 600/2014 as it forms part of United Kingdom domestic law by virtue of the EUWA) (such persons in (i) and (ii) being referred to as "Eligible Persons").
- This presentation must not be acted or relied on by persons who are not both Relevant Persons and Eligible Persons. Any investment or investment activity to which this presentation relates is available only to persons who are both Relevant Persons and Eligible Persons and will be engaged in only with persons who are both Relevant Persons and Eligible Persons.
- This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the Euro Medium Term Note Programme base prospectus of Toyota Motor Finance (Netherlands) B.V., Toyota Credit Canada Inc., Toyota Finance Australia Limited and Toyota Motor Credit Corporation dated, 13 September 2024, as supplemented from time to time (together, the "Prospectus") together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at https://www.londonstockexchange.com/news?tab=news-explorer. Investors should read the Prospectus before making an investment decision in order to fully understand the potential risks and rewards associated with the decision to invest in any securities of TMCC issued under the Euro Medium Term Note Programme. Approval of the Prospectus by the Central Bank of Ireland and the United Kingdom's Financial Conduct Authority should not be understood as an endorsement of securities issued by TMCC under the Euro Medium Term Note Programme.
- Investors and others should note that we announce material financial information using the investor relations section of our corporate website (http://www.toyotafinancial.com) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on our website or social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the investor relations section of our website and on our social media. We may update our social media channels from time to time on the investor relations section of our corporate website.

TOYOTA FINANCIAL SERVICES 3

TOYOTA FINANCIAL SERVICES 4 Toyota’s Global Business Markets vehicles in approximately 200 countries and regions 53 overseas manufacturing organizations in 26 countries and regions besides Japan Over 380,000 employees worldwide AUTOMOTIVE Design, Manufacturing, Distribution Consumer Financing Dealer Support & Financing Banking Securities Services Ancillary Products & Services OTHER BUSINESSES Housing Marine Telecommunications e - Business Intelligent Transport Services Biotechnology & Afforestation

TOYOTA FINANCIAL SERVICES 5 TMC Financial Highlights ¥ in billions TMC has adopted International Financial Reporting Standards (IFRS) beginning with the first quarter of the fiscal year ended Mar ch 2021 (1) Cash and cash equivalents, time deposits, public and corporate bonds and its investment in monetary trust funds, excluding in ea ch case those relating to financial services (2) Capital Expenditures do not include vehicles in operating lease or right of use assets (3) R&D activity related expenditures incurred during the reporting period Source: TMC Q4 FY2023 Financial Summary; TMC Q4 FY2024 Financial Summary, TMC Q4 FY2025 Financial Summary

TOYOTA FINANCIAL SERVICES 6 Toyota Operations Across the US Source : Toyota USA website

TOYOTA FINANCIAL SERVICES 7 Toyota Motor North America, Inc. $21B+ Announced new investments into U.S. manufacturing operations since 2020 to support electrification efforts 35.3M+ Vehicles assembled in US since 1986 with over 60 years of US presence $49B+ Direct investment in the U.S. as of April 30, 2025 30 BEV models expected globally by 2030 #1 Toyota was the number one retail brand for the 12 th consecutive year 49.8% TMNA sales CYTD 2025 were electrified vehicles (1) Source : Toyota Motor North America, Inc. Reports (1) Electrified vehicles include hybrid, plug - in hybrid, battery electric, and fuel cell.

TOYOTA FINANCIAL SERVICES 8 Toyota and Lexus 3 rd Party Accolades Quality, dependability, safety and product appeal remain high as reflected by numerous 3 rd party accolades 2025 MY NHTSA 5 - Star Overall Rating 26 Toyota models 17 Lexus models (includes multiple trims) 2025 Fortune Toyota has been again named by Fortune as one of the “World’s Most Admired Companies” 2025 Kelley Blue Book Best Buy Awards Best New Model & Midsize Car – Camry Best Minivan – Sienna Best Hatchback - Prius Best Luxury Hybrid SUV – Lexus RX Best Luxury Hybrid Car – Lexus ES Best Hybrid & Mid - Size Truck - Tacoma 2025 IIHS Used Vehicle List Best Choices for Teens 6 Toyota vehicles 2 Lexus vehicles 2025 IIHS Top Safety Pick Awards 2 qualifying Toyota models 1 qualifying Lexus models 2025 Edmunds Top Rated Awards Top Rated SUV – Grand Highlander Highly Recommended – Toyota Camry and Lexus GX 2025 U.S. News Best Gas Mileage 5 Toyota models 2 Lexus models 2025 Kelley Blue Book Best Resale Value - Brand Toyota - seventh time in eight years with five category wins Lexus - earning this award for the ninth time 2025 J.D. Power and Associates Vehicle Dependability Survey Lexus and Toyota ranked 1 st and 4 th in overall dependability, while TMC received 7 model - level awards, the most of any parent corporation 2024 Interbrand Best Global Brands Toyota named world’s No. 1 most valuable automotive brand and No. 6 most valuable overall sectors 2025 U.S. News Best Cars for Families Best Hybrid SUV - Highlander 2025 U.S. News Best Cars for the Money Camry, Corolla, and Prius were all finalists in their categories. Tacoma was named the Best Midsize Pickup Truck

TOYOTA FINANCIAL SERVICES 9 Toyota and Lexus Vehicle Highlights Lexus GX Lexus TX (Hybrid/PHEV) Prius (Hybrid/PHEV) Tacoma (Hybrid) Land Cruiser (Hybrid) Lexus RZ (BEV) RAV4 (Hybrid/PHEV) Lexus RX (Hybrid/PHEV)

TOYOTA FINANCIAL SERVICES 10 Toyota Financial Services

TOYOTA FINANCIAL SERVICES 11 TFS Group Global Presence

TOYOTA FINANCIAL SERVICES 12 Toyota Motor Credit Corp (TMCC) Toyota Motor Corporation (TMC)  Toyota Financial Services Corporation (TFSC)  Toyota Motor Credit Corporation (TMCC) • Nearly 5.0 million active finance contracts (1) • A+/A1/A+ (2) rated captive finance company by S&P/Moody’s/Fitch • Credit support agreement structure with TFSC/TMC (3) (1) As of December 31, 2024 . Source : Company Reports (2) S&P (Stable), Moody’s (Positive) and Fitch (Stable) (3) The Credit Support Agreements do not apply to securitization transactions

TMCC Products and Services

■ **Dealer Financing**
- Wholesale
- Real Estate
- Working Capital
- Revolving Credit Lines



8%
8%
$10.77B
FYTD 2025 Q3 Revenue
84%

■ **Voluntary Protection Products**
- Service Agreements
- Prepaid Maintenance
- Guaranteed Auto Protection
- Excess Wear & Use
- Tire & Wheel
- Key Replacement Protection
- Used Vehicle Limited Warranty

■ **Consumer Financing**
- Retail
- Lease

***Source**: TMCC December 31, 2024, 10-Q.* Reflects Operating Lease and Retail Financing revenues; Dealer Financing revenues; and Voluntary protection contract revenues and insurance earned premiums for the nine months ended December 31, 2024

TOYOTA FINANCIAL SERVICES 13

TOYOTA FINANCIAL SERVICES 14 TMCC Earning Asset Composition $ in billions (P ercentages may not add to 100% due to rounding) TMCC has adopted Accounting Standard Update “ASU” 2016 - 13 effective starting April 1, 2020 Source: TMCC March 31, 2022 10 - K, March 31, 2023 10 - K, March 31, 2024 10 - K, and December 31, 2024 10 - Q 37.1 35.5 29.9 28.0 29.7 65.6 72.2 78.3 85.5 87.0 13.5 10.2 12.1 16.1 16.7 $116.2 $117.9 $120.3 $129.6 $133.4 Mar-21 Mar-22 Mar-23 Mar-24 Dec-24 Total Managed Assets Lease Retail Wholesale 13% 65% 22% 43.9 51.3 49.5 54.4 54.0 21.7 20.9 28.8 31.1 33.0 $65.6 $72.2 $78.3 $85.5 $87.0 0 20 40 60 80 Mar-21 Mar-22 Mar-23 Mar-24 Dec-24 Retail Assets Unencumbered Sold 62% 38% 30.5 23.6 18.8 17.7 20.6 6.6 11.9 11.1 10.3 9.1 $37.1 $35.5 $29.9 $28.0 $29.7 0 10 20 30 40 Mar-21 Mar-22 Mar-23 Mar-24 Dec-24 Lease Assets Unencumbered Sold 69% 31%

TOYOTA FINANCIAL SERVICES 15 TMCC Financial Performance $ in millions (1) 60+ Days Delinquent, Allowance for Credit Losses, and Net Credit Losses : percentage of gross earning assets (2) Allowance for Credit Losses : the quotient of allowance for credit losses divided by the sum of gross finance receivables (finance receivables before all owa nce for credit losses). (3) Net Credit Losses : results are annualized and for Finance Receivables only Source: TMCC December 31, 2023 10 - Q, and December 31, 2024 10 - Q $8,511 $8,988 $9,874 2022 2023 2024 Nine Months Ended, Dec 31 Total Financing Revenues $3,083 $3,940 $3,992 2022 2023 2024 Net Financing and Other Revenues Nine Months Ended, Dec 31 $653 $1,131 $1,215 2022 2023 2024 Net Income Nine Months Ended, Dec 31 0.72% 0.79% 0.71% 0.47% 0.52% 0.49% 2022 2023 2024 60+ Days Delinquent (1) Retail Lease As of Dec 31 1.63% 1.57% 1.56% 2022 2023 2024 As of Dec 31 Allowance for Credit Loss (1)(2) 0.46% 0.62% 0.71% 2022 2023 2024 Net Credit Losses (1)(3) Nine Months Ended, Dec 31

TOYOTA FINANCIAL SERVICES 16 TMCC Funding Programs

Commercial Paper Highlights

A-1+ | P-1 | F1
S&P Moody's Fitch

Highest Short-Term Ratings

TCCI TFA
TMCC
TMFNL TCPR

Five Distinct Programs

$15.0B | $4.1B
Syndicated Other

Backed by $19.1B of
Committed Bank Credit(1)

$17.3B

Average Outstanding Balance
TMCC and TCPR during 3QFY25

700+
Investors

State and Local, Corporates, Pension Funds, Asset Managers, Financial Institutions

DOCP
<GO>

Rates Posted Daily on
Bloomberg

***Source**: TMCC December 31, 2024, 10-Q and Company Reports*
(1) *As of December 31, 2024*

TOYOTA FINANCIAL SERVICES 17

TOYOTA FINANCIAL SERVICES 18 TMCC FY2025 Funding Overview As of March 31, 2025 (1) Net of retained (2) Funding from asset - backed loans and ABCP Conduits Figures may not add up to 100% due to rounding ABS , 47% Global , 22% MTN , 20% Other , 6% Uridashi , 5% $47.9B Term Debt Funded FY 2025 $25.4B $10.5B $12.0B Unsecured Public and 144A ABS (1) Private ABS (2)

TOYOTA FINANCIAL SERVICES 19 Diversification in Debt Offerings As of December 31, 2024 $ in millions (1) EMTN total outstanding balance includes the effect of cross - currency interest rate swaps and differs from amounts shown in T MCC’s financial statements. Global MTN $44,250 41% EMTN / Eurobonds $14,715 14% MTN $11,476 11% Other $2,080 2% Privately Secured - Loan $12,022 11% Privately Secured - Lease $3,092 3% Loan ABS - TAOT $10,281 9% Revolving Loan ABS - TALNT $7,078 6% Lease ABS - TLOT $3,003 3% Public + Private Securitization, $35,476 33% TMCC Outstanding Term Debt - $108 billion¹

TOYOTA FINANCIAL SERVICES 20 Funding Flexibility and Responsiveness (1) Unsecured U.S. MTN issuances, excluding Structured Notes and Retail Demand Notes. FY25 as of March 31, 2025. (2) Does not include EMTN issuances (e.g., 7yr EMTN issued in FY2025). Percentages may not add to 100% due to rounding Source: Company Reports 45% 47% 53% 56% 73% 45% 44% 38% 28% 20% 10% 10% 9% 16% 8% FY21 FY22 FY23 FY24 FY25 Diversification Across the USD Curve (1)(2) <=2yrs 3-5yrs 7-10yrs

TOYOTA FINANCIAL SERVICES 21 Retail Loan and Lease Origination and Portfolio Performance

TOYOTA FINANCIAL SERVICES 22 Credit Decisioning & Collections Disciplined Underwriting Consistent and conservative underwriting standards designed to limit delinquencies and credit losses • Key mission is to support Toyota and Lexus brand and vehicle sales • Continued focus on prime originations • Proprietary credit scores that leverage TMCC’s extensive origination history • Regular statistical validations of predictive power Servicing Optimization Optimization of collections strategy and staff supports loss mitigation while enabling portfolio growth • Emphasis on early intervention • Reinforcement of strong compliance management system • Focus on analytics and technology to prioritize high risk accounts and manage loss severities

TOYOTA FINANCIAL SERVICES 23 Retail Loan Cumulative Net Losses by Vintage Source : Company Reports as of December 31, 2024. 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 1 5 9 13 17 21 25 29 33 37 41 45 49 53 57 61 65 69 73 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023

TOYOTA FINANCIAL SERVICES 24 Retail Loan Managed Portfolio Performance *Excludes contracts purchased by a subsidiary of TMCC in Puerto Rico and the private label business and includes contracts th at have been sold but are still being serviced by TMCC. Source: Company Reports as of December 31, 2024 $78 $73 $67 $63 $56 $53 $53 FY24 FY23 FY22 FY21 FY20 FY19 FY18 Receivables Principal Balance ($B) $78 $78 Dec 2023 Dec 2024 $78 $78 Dec 2023 Dec 2024 3.51 3.38 3.27 3.24 3.14 3.10 3.16 FY24 FY23 FY22 FY21 FY20 FY19 FY18 Contracts Outstanding (#M) 3.50 3.50 Dec 2023 Dec 2024 0.0% 0.5% 1.0% FY24 FY23 FY22 FY21 FY20 FY19 FY18 0.84% 1.04% 0.72% 0.89% Dec 2023 Dec 2024 Dec 2023 Dec 2024 Gross Charge Offs Net Losses Performance by Principal Balance Outstanding 0.0% 0.5% 1.0% 1.5% 2.0% FY24 FY23 FY22 FY21 FY20 FY19 FY18 1.13% 1.10% 1.40% 1.73% Dec 2023 Dec 2024 Dec 2023 Dec 2024% 60+D Past Due % Repossessed Performance by Contracts Outstanding

TOYOTA FINANCIAL SERVICES 25 Retail Loan Origination Characteristics *Percentages may not sum to 100% due to rounding . Source: Company Reports as of December 31, 2024. Includes retail loans for Toyota and Lexus brands only 48% 44% 39% 7% 9% 27% 30% 27% 32% 40% 25% 26% 34% 61% 51% CY20 CY21 CY22 CY23 CY24 APR Distribution* <4.0% 4.0%-5.99% >=6.0% 730 726 732 742 750 CY20 CY21 CY22 CY23 CY24 Weighted Average FICO 70 72 70 70 69 CY20 CY21 CY22 CY23 CY24 Weighted Average Original Term 32% 36% 34% 31% 25% 68% 64% 66% 69% 75% CY20 CY21 CY22 CY23 CY24 New vs Used Used New

TOYOTA FINANCIAL SERVICES 26 TAOT ABS Characteristics *Percentages may not sum to 100% due to rounding . Source: Company Reports as of April 30, 2025 761 769 2019-B 2025-B Weighted Average FICO $18,639 $28,430 2019-B 2025-B Average Principal Balance 45% 27% 55% 73% 2019-B 2025-B Receivables by Vehicle Type (%)* Sedans and Vans Trucks and SUVs 66 66 50 54 16 12 2019-B 2025-B Original Term Remaining Term Seasoning Weighted Avg Orig and Rem Term (months)

TAOT ABS Cumulative Net Losses



2010, 2011, 2012, 2013 Series
TAOT 2010-A
TAOT 2010-B
TAOT 2010-C
TAOT 2011-A
TAOT 2011-B
TAOT 2012-A
TAOT 2012-B
TAOT 2013-A
TAOT 2013-B
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1 5 9 13 17 21 25 29 33 37 41 45 49



2014, 2015, 2016, 2017 Series
TAOT 2014-A
TAOT 2014-B
TAOT 2014-C
TAOT 2015-A
TAOT 2015-B
TAOT 2015-C
TAOT 2016-A
TAOT 2016-B
TAOT 2016-C
TAOT 2016-D
TAOT 2017-A
TAOT 2017-B
TAOT 2017-C
TAOT 2017-D
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1 5 9 13 17 21 25 29 33 37 41 45 49



2018, 2019, 2020, 2021 Series
TAOT 2018-A
TAOT 2018-B
TAOT 2018-C
TAOT 2018-D
TAOT 2019-A
TAOT 2019-B
TAOT 2019-C
TAOT 2019-D
TAOT 2020-A
TAOT 2020-B
TAOT 2020-C
TAOT 2020-D
TAOT 2021-A
TAOT 2021-B
TAOT 2021-C
TAOT 2021-D
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1 5 9 13 17 21 25 29 33 37 41 45 49



2022, 2023, 2024, 2025 Series
TAOT 2022-A
TAOT 2022-B
TAOT 2022-C
TAOT 2022-D
TAOT 2023-A
TAOT 2023-B
TAOT 2023-C
TAOT 2023-D
TAOT 2024-A
TAOT 2024-B
TAOT 2024-C
TAOT 2024-D
TAOT 2025-A
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1 5 9 13 17 21 25 29 33 37 41 45 49

Source: *Company Reports as of April 2025 payment date*

TOYOTA FINANCIAL SERVICES 27

TOYOTA FINANCIAL SERVICES 28 TALNT ABS Performance Source : Company Reports as of April 2025 payment date 0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 3mo Average 60+ Days Delinquencies Metric (%) TALNT19-1 TALNT20-1 TALNT21-1 TALNT22-1 TALNT23-1 TALNT24-1 -0.2 0.0 0.2 0.4 0.6 0.8 1.0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 Annualized 3mo Average Net Credit Loss Metric (%) TALNT19-1 TALNT20-1 TALNT21-1 TALNT22-1 TALNT23-1 TALNT24-1

TOYOTA FINANCIAL SERVICES 29 Lease Origination Characteristics *Percentages may not sum to 100% due to rounding . Source: Company Reports as of December 31, 2024. Includes leases for Toyota and Lexus brands only 53.1% 55.5% 52.6% 49.7% 50.7% 26.0% 25.6% 23.8% 19.0% 18.5% 11.7% 10.9% 15.2% 20.6% 21.6% 9.2% 8.1% 8.5% 10.8% 9.2% CY20 CY21 CY22 CY23 CY24 Distribution of Leases by Vehicle Type* CUVs Passenger Cars Light Duty Trucks SUVs 743 748 744 749 757 CY20 CY21 CY22 CY23 CY24 Weighted Average FICO 37 37 37 37 36 CY20 CY21 CY22 CY23 CY24 Weighted Average Lease Term 44% 41% 37% 40% 38% 56% 59% 63% 60% 62% CY20 CY21 CY22 CY23 CY24 Make Lexus Toyota

TOYOTA FINANCIAL SERVICES 30 Lease Managed Portfolio Performance *Excludes contracts purchased by a subsidiary of TMCC in Puerto Rico and the private label business, and includes contracts t hat have been sold but are still being serviced by TMCC Source: Company Reports as of December 31, 2024 $23 $25 $32 $37 $40 $40 $41 FY24 FY23 FY22 FY21 FY20 FY19 FY18 Lease Portfolio Balance ($B) $23 $24 Dec 2023 Dec 2024 $23 $24 Dec 2023 Dec 2024 0.67 0.81 1.06 1.25 1.36 1.36 1.44 FY24 FY23 FY22 FY21 FY20 FY19 FY18 Contracts Outstanding (#M) 0.71 0.65 Dec 2023 Dec 2024 -0.5% 0.0% 0.5% 1.0% FY24 FY23 FY22 FY21 FY20 FY19 FY18 0.24% 0.39% 0.06% 0.25% Dec 2023 Dec 2024 Dec 2023 Dec 2024 Gross Charge Offs Net Losses Performance by Lease Balance Outstanding 0.0% 0.5% 1.0% FY24 FY23 FY22 FY21 FY20 FY19 FY18 0.64% 0.59% 0.40% 0.58% Dec 2023 Dec 2024 Dec 2023 Dec 2024% 60+D Past Due % Repossessed Performance by Contracts Outstanding

TOYOTA FINANCIAL SERVICES 31 Lease Cumulative Net Credit Losses by Vintage Source : Company Reports as of December 31 , 2024 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 0.8% 0.9% 1.0% 1 5 9 13 17 21 25 29 33 37 41 45 49 53 57 61 65 69 73 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023

TOYOTA FINANCIAL SERVICES 32 TLOT ABS Characteristics *Percentages may not sum to 100% due to rounding Source: Company Reports as of March 31, 2025 773 772 772 772 771 771 773 772 2021-A 2021-B 2022-A 2023-A 2023-B 2024-A 2024-B 2025-A Weighted Average FICO 67.5% 69.2% 68.7% 72.6% 71.5% 68.0% 67.5% 68.0% 2021-A 2021-B 2022-A 2023-A 2023-B 2024-A 2024-B 2025-A Base Residual as % of Initial Securitization Value 38 38 38 37 38 37 37 36 28 27 28 27 28 26 27 27 10 11 11 10 9 11 10 9 2021-A 2021-B 2022-A 2023-A 2023-B 2024-A 2024-B 2025-A Original Term Remaining Payments Seasoning Weighted Avg Original and Remaining Payments 55.6% 55.0% 57.0% 55.6% 55.3% 52.3% 51.7% 52.7% 31.1% 29.5% 29.5% 25.4% 21.6% 26.5% 23.9% 22.4% 8.5% 9.1% 7.5% 8.8% 8.3% 9.6% 12.7% 11.7% 4.8% 6.3% 6.1% 10.2% 14.9% 11.5% 11.7% 13.2% 2021-A 2021-B 2022-A 2023-A 2023-B 2024-A 2024-B 2025-A CUVs Passenger Cars SUVs Light Duty Trucks Vehicle Type *

TLOT Performance


60+ Days Delinquencies
TLOT2021-A
TLOT2021-B
TLOT2022-A
TLOT2023-A
TLOT2023-B
TLOT2024-A
TLOT2024-B
TLOT2025-A
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29


Cumulative Net Loss
TLOT2021-A
TLOT2021-B
TLOT2022-A
TLOT2023-A
TLOT2023-B
TLOT2024-A
TLOT2024-B
TLOT2025-A
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29


Cumulative Turn-in Rate
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29
TLOT2021-A
TLOT2021-B
TLOT2022-A
TLOT2023-A
TLOT2023-B
TLOT2024-A
TLOT2024-B
TLOT2025-A


Cumulative Residual Gain (Loss)
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29
TLOT2021-A
TLOT2021-B
TLOT2022-A
TLOT2023-A
TLOT2023-B
TLOT2024-A
TLOT2024-B
TLOT2025-A

***Source**: Company Reports as of April 2025 payment date*

TOYOTA FINANCIAL SERVICES 33